Item 1: Report to Shareholders

California Tax-Free Money Fund	February 29, 2008

The views and opinions in this report were current as of February 29, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

California tax-free municipal securities struggled in the 6- and 12-month periods ended February 29, 2008. In the last six months, munis were pressured by reduced liquidity and a continuing flight to quality, as monoline insurers unexpectedly reported significant mortgage-related exposure that seemed to jeopardize their ability to continue to insure against municipal bond defaults. In an attempt to keep financial market turmoil and tighter lending conditions from pushing the economy into a recession, the Federal Reserve slashed the fed funds target rate from 5.25% to 3.00% in the last six months. The T. Rowe Price California Tax-Free Funds produced mixed returns in the 6- and 12-month periods, as shorter-term and higher-quality municipal securities outperformed longer-term and lower-quality issues, but both funds outperformed their average competitors.

HIGHLIGHTS

• California municipal securities struggled due in large part to problems among the monoline insurers that back some municipal debt.

• The funds saw mixed results but outperformed their counterparts over both periods.

• Thanks to our tradition of risk-aware management, the California Tax-Free Money Fund was able to avoid the disruptions that have troubled some money market funds, while the California Tax-Free Bond Fund similarly benefited from a focus on higher-quality issues.

• We believe municipal securities are attractively valued currently, and we intend to continue evaluating each purchase with a careful focus on risk and reward.

MARKET ENVIRONMENT

Economic growth slowed dramatically during the second half of our fiscal year. According to current estimates, the economy expanded at an annualized rate of only 0.6% in the fourth quarter of 2007 versus 4.9% in the third quarter. With the housing market continuing to deteriorate, the manufacturing and services sectors beginning to show signs of contraction, inflation pushing higher, and recent job growth proving sluggish, it seems that the economy is teetering on the edge of a recession—conventionally defined as two consecutive quarters of negative gross domestic product (GDP) growth.

As subprime mortgage losses mounted in the last six months and banks significantly curtailed their lending activities in an attempt to avoid additional losses, the Federal Reserve took several actions to encourage lending, increase liquidity, and keep credit market turmoil from toppling the economy. Perhaps the most far-reaching of these actions was a substantial, multistep reduction in the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime lending rates to consumers—from 5.25% to 3.00%. Although inflation is currently higher than what monetary policy officials would prefer, the central bank seems poised to continue cutting rates in the months ahead to keep the economy from deteriorating further. (After our reporting period ended, the Fed reduced the fed funds rate to 2.25% on March 18, 2008.)

As shown in the graph, California bond yields moved modestly higher for most of our fiscal year before spiking upward in February. California seven-day yields, which are representative of the municipal money market, moved steadily lower throughout most of the past six months, but they, too, shot higher as the period ended. California was not alone in this pattern, as tax-free bond yields nationally spiked in February above the yields of Treasury bonds with similar maturities. As of February 29, 2008, for example, the 4.12% yield offered by a 10-year municipal bond rated AAA was an unprecedented 117% of the 3.51% yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since 1990. Based on current valuations and a continued belief that the municipal bond market is still a high-quality market, we believe that investors who are seeking tax-free income and are willing to endure this extraordinary period of volatility—which could last for some time—should consider taking advantage of what appears to be a great buying opportunity in the municipal bond market.

MUNICIPAL MARKET NEWS

New municipal issuance in 2007 reached a record $427 billion, according to The Bond Buyer, eclipsing the previous record of $408 billion in 2005. While demand from retail investors has been strong given the adjustment in tax-free interest rates, overall demand for tax-free securities from nontraditional investors, such as hedge funds and foreign entities, has slowed, which has contributed to municipal market weakness. Although conventional new supply is down thus far this year, there has been an increase in secondary supply—stemming in part from the unwinding of structured transactions that create floating-rate securities from pools of long-term municipal bonds. In addition, tax-free bonds have been lagging in part because of concerns that the economic slowdown and falling real estate values will have an adverse impact on revenues collected by municipal governments.

The failure of the auction-rate securities (ARS) market in February is a relatively new concern for municipal investors. ARS typically have long-term maturities, but because they are structured with interest rates that are reset every seven, 28, or 35 days through an auction process, many have invested in these securities with the view that they could be treated as cash equivalents. Auctions have been failing because broker-dealers who typically support this market are either unable or unwilling to do so in the current environment. At this time, we believe that failures within the ARS market represent a liquidity issue, rather than a credit issue, and that the short-term credit implications for ARS issuers will be contained. However, an extended dislocation or a permanent end to this market in conjunction with the inability of certain issuers to refinance their debts could have a material impact on certain ARS issuers, particularly those with weaker financial situations.

Yet another negative factor affecting the municipal market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest when an issuer defaults. Monoline insurers, which insure about half of the $2.5 trillion municipal bond market and are typically AAA rated by the major credit rating agencies, have come under substantial pressure due to apparently high exposure to structured financial products that house significant subprime mortgage risk. Downgrades of monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market and therefore lead to subsequent downgrades of the bonds they insure. This could force some portfolios to sell holdings whose ratings have fallen outside of a permissible range.

While we realize this negative environment may linger, we have a positive long-term outlook for the municipal asset class. Current valuations, with AAA tax-exempt yields higher than Treasury yields across all maturities, present an attractive option for taxable investors in any tax bracket. The municipal bond market remains a high-quality market, where about half of the outstanding bonds are rated AAA or AA without an insurance guarantee. Many of the concerns regarding the financial health of monoline insurers seem to have already been discounted by the municipal bond market. Valuations of municipals relative to Treasuries are at historically cheap levels.

At T. Rowe Price, as an ongoing and integral part of our municipal bond investment process, we have always evaluated the fundamental merits of the issuer of each municipal bond investment, whether the security is insured or not. We believe this rigorous attention to fundamental research will continue to reward our investors over the long term.

CALIFORNIA MARKET NEWS

California’s economy continued to weaken over the last year, as measured by various indicators. During the 12-month period ending in December 2007, California’s nonfarm payroll employment grew by only 103,000, or 0.7% from the previous year, which compared unfavorably with the national gain of 1.1%. The state’s unemployment rate ended 2007 at 5.9%, compared with 4.9% posted in 2006 and above the national rate of 5.0%. California’s deteriorating economic conditions are partially attributed to the slowdown in the state’s housing sector. On a seasonally adjusted basis, sales of existing family homes were 301,000 in December 2007—although this is the second consecutive monthly increase, it was 33% below the pace recorded in December 2006, according to the California Association of Realtors. The median price of an existing single-family home fell to $475,000 in December 2007, or 16% below the previous year.

The general fund reserve was $3 billion for fiscal year 2007, which ended June 30, 2007. When fiscal year’s 2008 budget was passed last August, the general fund reserve was projected to be $4 billion. However, the softer economy has started to take its toll on the state’s fiscal position. In January 2008, officials estimated that without any budgetary adjustments, the state would have a shortfall of approximately $3 billion in fiscal year 2008 and nearly $14.5 billion in fiscal year 2009. Given the more challenging situation, state officials have taken various measures to enhance revenues and reduce expenditures. Nevertheless, projected general fund reserve levels will be modest over the next couple of years.

California’s long-term fiscal position remains favorable, however, and this is reflected in its stable and even improving credit ratings. As of January 1, 2008, California had $50 billion of general obligation debt and $8 billion in lease and appropriations-backed debt outstanding. Debt service as a percentage of the state’s budget is approximately 4% and remains manageable. Moody’s, S&P, and Fitch maintained their direct ratings of A1, A+, and A+, respectively, during the first half of 2007. S&P and Fitch, however, revised their outlooks for their credit ratings to stable and negative, respectively. The ratings are for the state’s general obligation pledge, its strongest. The state also issues lease- and appropriation-backed debt. These are generally rated one notch below the general obligation pledge.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
Your fund returned 1.35% and 2.97%, respectively, for the 6- and 12-month periods ended February 29, 2008, slightly ahead of itsLipper benchmark for both periods. The seven-day simple yield decreased and ended February at 2.31%.

The past six months represent one of the most challenging market environments faced by the money market industry. Like a slow-moving wave, credit worries, liquidity concerns, and changing valuations—all stemming from the subprime mortgage crisis—have rolled throughout the money markets. During the fall of 2007, investors focused their concerns, on taxable money funds and their holdings of structured investment vehicles (SIVs; see Glossary for definition) and other illiquid securities. Tax-exempt markets became the focus in late 2007 as new concerns about the viability of the monoline insurers, guarantors of much of the debt in the municipal money market, dominated the headlines. As had been the experience of the taxable money market during the fall, the municipal money market experienced similar dislocations, as investors quickly moved away from tainted monoline insured debt in favor of investments deemed less prone to ratings downgrades, with spreads widening dramatically.

During the reporting period, short-term interest rates dropped precipitously, as the Fed cut the overnight funds rate 225 basis points to forestall the economic consequences resulting from the credit crunch. Taxable rates, as represented by 30-day LIBOR (see Glossary for definition), fell 269 basis points (2.69%) to 3.11%; one-year LIBOR rates fell 254 basis points to 2.71%. Municipal rates moved lower as well, though the aforementioned spread widening mitigated the decline in the overall level of interest rates. National seven-day municipal variable rates averaged 3.29% over the past six months versus 3.70% for the prior six months—a decline of only 41 basis points. Longer-dated municipals, as represented by the one-year note yield, moved lower by somewhat more, declining 139 basis points to end the period yielding 2.27%. The substantially lower yield move in longer-dated paper reflected a reaction to Fed easing and investor preference for “clean” state and local fixed-rate general obligations. Under normal market conditions, California paper would trade 10 to 20 basis points below national levels. However, with much of the outstanding California money market debt insured, it has been subject to indiscriminate spread widening and yields have pushed closer to national levels.

The fund’s strategy has reflected our expectations for ongoing Fed rate cuts as the credit crisis has intensified. Therefore, our weighted average maturity remained substantially longer than our peer group, which gave us some yield advantage as interest rates fell. Our preference for high-quality, “untainted” variable-rate paper meant that we had to forgo some yield as spreads widened on credit concerns; however, we remain convinced that prudence is the hallmark of a well-managed money fund. Our strategy in the near term remains centered on quality and liquidity. We expect the Fed to stop cutting the federal funds rate by early summer, though market disruptions could persist intermittently.

These events provide stark reminders to investors to remain true to a sound investment strategy based on solid credit work, sound valuation, and focus on fundamentally solid practices based upon long market experience. There is no “free lunch”—higher returns are the result of higher risk. A long-instilled culture of prudent investing at T. Rowe Price meant that while large parts of the municipal money markets were convulsing with credit concerns, the fund was positioned to meet its investment mandate with minimal disruption. With the current credit cycle still having a long way to go before the excesses of the past few years are resolved, we remain extremely vigilant to any risks that might affect our shareholders.

California Tax-Free Bond Fund
Your fund returned -1.23% and -2.13% for the 6- and 12-month periods ended February 29, 2008, respectively. These returns significantly exceeded those of our Lipper peer group average, although they did not match our longer-term results.

Concerns over the health of monoline insurers and liquidity issues in the note market caused huge dislocations in the municipal market late February. As a result, the fund’s duration rose to 7.3 years from 5.7 years in August, as bonds with longer maturities began trading to their final maturity rather than their call dates. We have managed duration for the past six months in line with a slightly defensive posture, while our weighted average maturity held steady near 14 years, as we continued to underweight longer maturities. In general, holdings with maturities inside of 10 years fared best over the reporting period, as the Fed lowered rates and yields fell on shorter-term issues. The fund’s performance was aided by an overweight in the five- to seven-year range and an underweight in the long end, or bonds maturing in 22 years or more.

Lower-rated credits continued to underperform over the past six months. Issues backed by the Master Settlement Agreement with the tobacco industry, known as tobacco debt, under-performed, benefiting the fund’s relative performance as our exposure is fairly conservative. Another hard-hit sector was nonrated “dirt deals”—or those secured by unimproved land—which are issued heavily in California as a means of residential development. Fortunately, we avoided that sector based on our bearish sentiment for housing and what we deemed to be extremely tight spreads. Among our holdings, zero-coupon bonds and long-dated noncallable issues were hardest hit. A number of other sectors also suffered: Puerto Rico debt, insured bonds, prepaid gas issues, and lower-coupon housing.

Prerefunded bonds remained our largest sector, at 16% of assets, and were our top performers. There was a slight increase in our holdings in the hospital sector as we took advantage of spread widening. We remain cautious on the sector as we anticipate new issuance to rise, however. Our exposure to the transportation and the water and sewer sectors also moved higher.

In terms of the quality of its holdings, the fund’s exposure to BBB and lower-rated credits was unchanged. There was a shift in the higher-rated structure of the portfolio, however, mostly caused by rating downgrades on monoline insurers. The fund’s AAA holdings declined by 10% to 40% of assets, as both AA and A rated holdings increased to 16% and 29% of assets, respectively.

We believe the current dislocations in the municipal market offer great value from a longer-term perspective. With that in mind, we will opportunistically seek to take advantage of imbalances as they are presented. Taking into account our interest rate and yield curve outlook, we will most likely take a more aggressive duration posture than in the recent past.

OUTLOOK

Since last August, the Federal Reserve has slashed the fed funds target rate and introduced a series of facilities to provide more liquidity to the markets in an attempt to prevent ongoing financial market disruptions from spilling over into the broader economy. Nevertheless, the housing sector continues to weaken, and the likelihood of slower economic and job growth in the months ahead should permit the Fed to authorize additional interest rate cuts.

We believe the relative weakness of tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities in the last six months has been driven primarily by the flight to U.S. government securities and reduced liquidity, rather than fundamental municipal credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer very compelling values relative to taxable bonds, in our view, for investors in all tax brackets. In fact, valuations are more attractive than at any time in recent memory.

T. Rowe Price’s municipal bond portfolio managers and credit analysts are monitoring the municipal market very carefully and are identifying opportunities to invest in securities with attractive yields and a good risk/reward tradeoff. Before investing, we will continue to rely on our rigorous, independent research to evaluate the fundamental merits of the issuer of each security under consideration.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 20, 2008

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

London Interbank Offered Rate (LIBOR): A benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Structured investment vehicle (SIV): A fund that attempts to profit from the difference in short- and long-term yields by issuing short-term securities and using the proceeds to invest in higher-yielding long-term issues.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer (or a specified third party acting as agent for the issuer) to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.9%		
CALIFORNIA 97.2%		
ABAG Fin. Auth. for Nonprofit Corps, Menlo School, VRDN 3.10%, 9/1/33	400	400
ABAG Fin. Auth. for Nonprofit Corps, Urban School of San Francisco, VRDN, 3.10%, 8/1/34	3,725	3,725
ABAG Fin. Auth. for Nonprofit Corps, YMCA San Francisco, VRDN 2.85%, 10/1/29	1,410	1,410
ABAG Fin. Auth. for Nonprofit Corps, Zoological Society of San Diego, VRDN 2.85%, 10/1/34	420	420
Affordable Housing Agency, Westridge Hilltop, RHA Properties VRDN, 2.91%, 9/15/33	800	800
Bay Area Toll Auth., 3.50%, 4/1/08	150	150
California, 5.00%, 10/1/27 (Prerefunded 10/1/08) (1)	125	128
California, Economic Recovery, 5.00%, 7/1/08	5,250	5,276
California, Economic Recovery, 5.00%, 1/1/09	2,035	2,075
California, Economic Recovery, GO, 5.00%, 7/1/23 (Tender 7/1/08)	200	201
California, GO, 5.10%, 2/1/34 (Prerefunded 2/1/09) (1)	330	337
California, GO, RAN, 4.00%, 6/30/08	5,000	5,010
California, GO, VRDN, 2.82%, 5/1/40	290	290
California, Kindergarten Univ., GO, VRDN, 2.85%, 5/1/34	300	300
California, Kindergarten Univ., GO, VRDN, 3.14%, 5/1/34	2,370	2,370
California Dept. of Water Resources, VRDN, 2.95%, 5/1/22	325	325
California Dept. of Water Resources, VRDN, 3.16%, 5/1/22	420	420
California Dept. of Water Resources, VRDN, 3.19%, 5/1/22	1,500	1,500
California EFA, Stanford Univ., VRDN, 3.00%, 10/1/14	450	450
California EFA, Univ. of San Francisco, VRDN, 2.67%, 5/1/33	3,960	3,960
California HFA, Catholic Healthcare West, VRDN, 2.82%, 7/1/33	480	480
California HFA, Catholic Healthcare West, VRDN, 2.82%, 7/1/35	2,410	2,410
California Infrastructure & Economic Dev. Bank, John Paul Getty Trust, VRDN, 3.75%, 4/1/33	1,200	1,200

California Infrastructure & Economic Dev. Bank, VRDN 3.18%, 7/1/36 (2)	2,970	2,970
California Statewide CDA, Scripps Health, VRDN, 2.83%, 8/1/35	1,050	1,050
California Statewide CDA, Sharp Health, VRDN, 2.83%, 6/1/35	400	400
California Statewide CDA, Western Univ. of Health Sciences VRDN, 2.95%, 6/1/39	2,000	2,000
Contra Costa Water Dist., TECP, 1.00%, 4/1/08	1,500	1,500
Contra Costa Water Dist., TECP, 2.85%, 3/3/08	1,500	1,500
East Bay Municipal Utility Dist., VRDN, 2.70%, 6/1/25 (3)	400	400
East Bay Municipal Utility Dist., VRDN, 2.80%, 6/1/25 (3)	995	995
East Bay Municipal Utility Dist., VRDN, 4.12%, 6/1/32 (4)	525	525
East Bay Municipal Utility Dist., VRDN, 4.13%, 6/1/32 (4)	400	400
Eastern Municipal Water Dist., VRDN, 2.80%, 7/1/30	6,200	6,200
Golden State Tobacco Securitization Corp., VRDN 3.33%, 6/1/33	4,215	4,215
Loma Linda, Univ. Medical Center, VRDN, 2.70%, 12/1/37	2,000	2,000
Long Beach, GO, TRAN, 4.00%, 9/30/08	3,000	3,010
Los Angeles, GO, TRAN, 4.50%, 6/30/08	1,340	1,347
Los Angeles, GO, VRDN, 6.00%, 9/1/15 (4)	4,560	4,560
Los Angeles, Notre Dame High School, VRDN, 3.10%, 9/1/36	3,580	3,580
Los Angeles Community Redev. Agency, Promenade Towers VRDN, 2.85%, 4/1/30	2,565	2,565
Los Angeles County Schools, TRAN, 4.50%, 6/30/08 (3)	1,750	1,758
Los Angeles Dept. of Water & Power, VRDN, 3.66%, 7/1/15 (2)	2,000	2,000
Los Angeles Municipal Improvement, TECP, 2.92%, 8/7/08	4,000	4,000
Metropolitan Water Dist. of Southern California, VRDN 3.00%, 7/1/23	500	500
Metropolitan Water Dist. of Southern California, VRDN 3.41%, 7/1/15	4,000	4,000
Metropolitan Water Dist. of Southern California, VRDN 3.75%, 7/1/36	1,400	1,400
Orange County Sanitation Dist., VRDN, 3.41%, 2/1/15 (3)	1,080	1,080

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 29, 2008, totaled $3,516,000 and were characterized as tax-exempt income for tax purposes. At February 29, 2008, the tax-basis components of net assets were as follows:

For the year ended February 29, 2008, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At February 29, 2008, the cost of investments for federal income tax purposes was $131,592,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 29, 2008, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55% . For a period of three years after the date of any reimbursement or waiver, the fund may repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Such repayment is subject to shareholder approval.

Pursuant to this agreement, management fees in the amount of $73,000 were waived during the year ended February 29, 2008. Including these amounts, management fees waived in the amount of $202,000 remain subject to repayment at February 29, 2008.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 29, 2008, expenses incurred pursuant to these service agreements were $99,000 for Price Associates and $53,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of T. Rowe Price California Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price California Tax-Free Money Fund (one of the portfolios comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $3,000 from short-term capital gains,

• $4,000 from long-term capital gains, subject to the 15% rate gains category,

• $3,594,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1986	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a
2001	custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Chairman, Canyon Resources Corp. (8/07 to present); Director,
2001	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Eli Lilly and Company and Simon
Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (10/92 to present)

* Each independent trustee oversees 122 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[122]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	California Tax-Free Income Trust
[38]

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, California Tax-Free Income Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, California Tax-Free
Income Trust

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price; formerly First Vice
Vice President, California Tax-Free Income Trust	President/Credit Analyst, Legg Mason Wood
Walker, Inc. (to 2005)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, California Tax-Free	T. Rowe Price; Vice President, T. Rowe Price
Income Trust	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, California Tax-Free Income Trust	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, California Tax-Free Income Trust	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California Tax-Free	Group, Inc.
Income Trust

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California Tax-Free	Group, Inc.
Income Trust

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, California Tax-Free	Group, Inc.
Income Trust

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, California Tax-Free Income Trust	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President, California Tax-Free Income Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, California Tax-Free Income Trust

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,263,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 18, 2008